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                                                                      EXHIBIT 21

                               PACTIV CORPORATION
                          SUBSIDIARIES AND AFFILIATES
                            AS OF FEBRUARY 25, 2004

Pactiv Corporation (Delaware)
  Pactiv S.a.S. (France)....................................      100%
  Airpack Japan K.K. (Japan)(1).............................      100
  Pactiv Polska Sp.Z.O.O. (Poland)..........................      100
  Pactiv SpA (Italy)........................................       98
     (Pactiv Corporation owns 98%; Pactiv International
      Holdings Inc. owns 2%)
  Counce Finance Corporation (Delaware).....................      100
  Dongguan PCA Packaging Co., Ltd. (Peoples Republic of
     China).................................................       50
     (Pactiv Corporation owns 50%; Dongguan Dong Ya Color
     Printing & Packaging Factory, an unaffiliated company,
     owns 50%)
  EKCO Products, Inc. (Illinois)............................      100
  E-Z Por Corporation (Delaware)............................      100
  Hexacomb Corporation (Illinois)...........................      100
  Central de Bolsas (Mexico)................................      100
  Kobusch Packaging Egypt Ltd. (Egypt)......................    99.75
     (Pactiv Corporation owns 99.75%; Kobusch -- Sengewald
      GmbH owns .25%)
  Omni-Pac S.A.R.L. (France)................................       97
     (Pactiv Corporation owns 97%; Omni-Pac GmbH & Co. KG
      Verpackungsmittel owns 3%)
  Pactiv Asia Corporation (Delaware)........................      100
  Pactiv Business Services Holdings LLC (Delaware)..........      100
     Pactiv Business Services LLC (Delaware)................      100
  Pactiv Chile Holdings Inc. (Delaware).....................      100
  Pactiv Germany Holdings Inc. (Delaware)...................      100

---------------

(1) In dissolution

                               PACTIV CORPORATION
                          SUBSIDIARIES AND AFFILIATES
                            AS OF FEBRUARY 25, 2004

Subsidiaries of Pactiv Corporation (Delaware)
  Pactiv CPI Holding Company (Delaware).....................     100%
  Pactiv Deutschland Holdinggesellschaft mbH (Germany)......     100
     Kobusch Folien Verwaltungsgesellschaft mbH (Germany)...     100
       Kobusch -- Sengewald GmbH & Co. KG (Germany).........     100
          (Pactiv Deutschland Holdinggesellschaft mbH is the
        Limited Partner; Kobusch-Folien
        Verwaltungsgesesellschaft mbH is the General
        Partner)
          Kobusch Packaging Egypt Ltd.(Egypt)...............    0.25
            (Kobusch -- Sengewald GmbH & Co. KG owns 0.25%;
          Pactiv Corporation owns 99.75%)
     Omni-Pac Ekco Verpackungsmittel Verwaltungsgesellschaft
      mbH (Germany).........................................     100
       Omni-Pac Ekco GmbH & Co. KG Verpackungsmittel
        (Germany)...........................................     100
          (Pactiv Deutschland Holdinggesellschaft mbH is the
        Limited Partner; Omni-Pac Ekco Verpackungsmittel
        Verwaltungsgesellschaft mbH is the General Partner)
          Omni-Pac Poland SP Z.O.O. (Poland)................     100
          PCA Embalajes Espana S.L. (Spain).................       1
            (Omni-Pac Ekco GmbH & Co. KG Verpackungsmittel
            owns 1%; Pactiv Forest Products GmbH owns 99%)
     Omni-Pac Verpackungsmittel Verwaltungsgesellschaft mbH
      (Germany).............................................     100
       Omni-Pac GmbH & Co. KG (Germany).....................     100
          (Pactiv Deutschland Holdinggesellschaft mbH is the
        Limited Partner; Omni-Pac Verpackungsmittel
        Verwaltungsgesellschaft mbH is the General Partner)
          Omni-Pac ApS (Denmark)............................     100
          Omni-Pac A.B. (Sweden)............................     100
          Omni-Pac S.A.R.L. (France)........................       3
            (Omni-Pac GmbH & Co. KG owns 3%; Pactiv
            Corporation owns 97%)

                               PACTIV CORPORATION
                          SUBSIDIARIES AND AFFILIATES
                            AS OF FEBRUARY 25, 2004

Subsidiaries of Pactiv Corporation (Delaware)
  Subsidiaries of Pactiv Deutschland Holdinggesellschaft mbH
     (Germany)
     Sengewald Klinikprodukte Verpackungsmittel mbH
      (Germany).............................................    100%
       Sengewald Klinikprodukte GmbH & Co. KG (Germany).....    100
          (Pactiv Deutschland Holdinggesellschaft mbH is the
        Limited Partner; Sengewald Klinikprodukte
        Verpackungsmittel mbH is the General Partner)
          MSP Schmeiser GmbH (Germany)......................    100
          Sengewald France S.A.R.L. (France)(2).............    100
       Omni-Pac GmbH & Co. KG (Germany).....................    100
          (Pactiv Deutschland Holdinggesellschaft mbH is the
        Limited Partner; Omni-Pac Verpackungsmittel
        Verwaltungsgesellschaft mbH is the General Partner)
       Omni-Pac Ekco GmbH & Co. KG Verpackungsmittel
        (Germany)...........................................    100
          (Pactiv Deutschland Holdinggesellschaft mbH is the
        Limited Partner; Omni-Pac Ekco Verpackungsmittel
        Verwaltungsgesellschaft mbH is the General Partner)
       Kobusch-Sengewald GmbH & Co. KG (Germany)............    100
          (Pactiv Deutschland Holdinggesellschaft mbH is the
        Limited Partner; Kobusch-Folien
        Verwaltungsgesellschaft mbH is the General Partner)
       Sengewald Klinikprodukte GmbH & Co. KG (Germany).....    100
          (Pactiv Deutschland Holdinggesellschaft mbH is the
        Limited Partner; Sengewald Klinikprodukte
        Verpackungsmittel mbH is the General Partner)
  Pactiv Europe B.V. (Netherlands)..........................    100
  Pactiv factoring llc (Delaware)...........................    100
  Pactiv RSA LLC (Delaware).................................    100
  Pactiv Sales Company LLC (Delaware).......................    100
  Pactiv Irish Holding Company Limited (Ireland)............    100
  Pactiv Irish Finance Company (Ireland)....................    100
  Privni Obalova S.R.O. (Czech Republic)....................    100
  PT Property LLC (Delaware)................................    100
  Pactiv B.V. (Netherlands).................................    100
  Pactiv Forest Products GmbH (Germany).....................    100
     PCA Embalajes Espana S.L. (Spain)......................     99
       (Pactiv Forest Products GmbH owns 99%; Omni-Pac Ekco
      Verpackungsmittel GmbH & Co. KG owns 1%)
  Pactiv Hexacomb S.A. (Spain)..............................    100
  Pactiv Hungary Holdings Inc. (Delaware)...................    100
  Pactiv International Business Development Limited
     (Delaware).............................................    100
       Ambassador Packaging (Ireland) Limited (Ireland).....    100

---------------

(2) In dissolution

                               PACTIV CORPORATION
                          SUBSIDIARIES AND AFFILIATES
                            AS OF FEBRUARY 25, 2004

Subsidiaries of Pactiv Corporation (Delaware)
  Pactiv International Finance B.V. (Netherlands)...........      100%
  Pactiv International Holdings Inc. (Delaware).............      100
     Pactiv SpA (Italy).....................................        2
       (Pactiv International Holdings Inc. owns 2%; Pactiv
      Corporation owns 98%. Subsidiaries listed on page 1.)
     Empaques Protectores Pactiv S.A. de C.V. (Mexico)......       99
       (Pactiv Internation Holdings Inc. owns more than 99%;
      Pactiv Mexico, S.A. de C.V. owns less than 1%)
     Pactiv Mexico , S.A. de C.V. (Mexico)..................    99.99
       (Pactiv International Holdings Inc. owns 499.999
      shares; Pactiv Corporation owns 1 share)
       Empaques Protectores Pactiv S.A. de C.V. (Mexico)....       <1
       (Pactiv Mexico, S.A. de C.V. owns less than 1%;
      Pactiv International Holdings Inc. owns more than 99%)
     Pactiv N.V. (Belgium)..................................       <1
       (Pactiv International Holdings Inc. owns less than 1%
      or 18 shares; Pactiv Corporation owns approximately
      99.6%; the remainder of the share are held by
      unaffiliated third parties)
     Wellenfoam N.V. (Belgium)..............................       <1
       (Pactiv International Holdings Inc. owns less than 1%
      or 1 share; Pactiv Corporation owns more than 99%)
  Pactiv Leasing Company (Delaware).........................      100
  Pactiv Management Company LLC (Delaware)..................      100
  Pactiv Mexico, S.A. de C.V. (Mexico)......................     0.01
     (Pactiv Corporation owns 1 share; Pactiv International
     Holdings Inc. owns 499,999 shares)
  Pactiv NHC Inc. (Nevada)..................................      100
  Pactiv Protective Packaging Inc. (Delaware)...............      100
  Pactiv Romania Holdings Inc. (Delaware)...................      100

                               PACTIV CORPORATION
                          SUBSIDIARIES AND AFFILIATES
                            AS OF FEBRUARY 25, 2004

Subsidiaries of Pactiv Corporation (Delaware)
  PCA West Inc. (Delaware)..................................      100
     Coast-Packaging Company (California General
      Partnership)..........................................       50
       (PCA West Inc. owns 50%, as General Partner; J.G.
      Haddy Sales Company, an unaffiliated company, owns
      50%, as General Partner)
  Pactiv N.V. (Belgium).....................................     99.6
       (Pactiv Corporation owns approximately 99.6%; Pactiv
      International Holdings Inc. owns 18 shares; the
      remainder of the shares are held by unaffiliated third
      parties)
       Pactiv GmbH (Germany)................................       <1
          (pactiv N.V. owns less than 1%; Pactiv Corporation
        owns more than 99%)
  Pactiv GmbH (Germany).....................................      >99
     (Pactiv Corporation owns more than 99%; Pactiv N.V.
      owns less than 1%)
  Tenneco Inc. (Nevada)(1)..................................      100
  The Baldwin Group Ltd. (United Kingdom)...................      100
     J&W Baldwin (Holdings) Ltd. (United Kingdom)...........      100
       Baldwin Packaging Limited (United Kingdom)...........     99.9
          (J&W Baldwin (Holdings) Ltd. owns 99.9%; The
        Baldwin Group, Ltd. owns less than 1% or 1 share)
     Ambassador Packaging Ltd. (United Kingdom).............      100
       Coastal Packaging Ltd. (United Kingdom)..............      100
       Prempack Limited (United Kingdom)....................      100
       R & H Robinson (Sheffield) Ltd. (United Kingdom).....      100

---------------

(1) In dissolution

                               PACTIV CORPORATION
                          SUBSIDIARIES AND AFFILIATES
                            AS OF FEBRUARY 25, 2004

Subsidiaries of Pactiv Corporation (Delaware)
  Subsidiaries of The Baldwin Group, Ltd. (United Kingdom)
     Subsidiaries of J&W Baldwin (Holdings) Ltd. (United
      Kingdom)
       Subsidiaries of Baldwin Packaging Limited (United
        Kingdom)
          Jiffy Rugated Products Limited (United Kingdom)...    99.9%
            (Baldwin Packaging Limited owns 99.9%; The
          Baldwin Group, Ltd. owns less than 1% or 1 share)
          J&W Baldwin (Manchester) Limited (United
        Kingdom)............................................    99.9
            (Baldwin Packaging Limited owns 99.9%; The
          Baldwin Group, Ltd. owns less than 1% or 1 share)
          Jiffy Packaging Company Limited (United
        Kingdom)............................................    99.9
            (J&W Baldwin (Holdings) Ltd. owns 99.9%; The
          Baldwin Group, Ltd. owns less than 1% or 1 share)
          Pactiv Jiffy Ltd. (United Kingdom)................    99.9
            (J&W Baldwin (Holdings) Ltd. owns 99.9%; The
          Baldwin Group, Ltd. owns less than 1% or 1 share)
          Pentland Packaging Limited (Scotland).............    99.9
            (J&W Baldwin (Holdings) Ltd. owns 99.9%; The
          Baldwin Group, Ltd. owns less than 1% or 1 share)
          J&W Baldwin (Manchester) Limited (United
        Kingdom)............................................      <1
            (The Baldwin Group Ltd. owns less than 1% or 1
          share; Baldwin Packaging Limited owns 99.9%)
          Jiffy Rugated Products Limited (United Kingdom)...      <1
            (The Baldwin Group, Ltd. owns less than 1% or 1
          share; Baldwin Packaging Limited owns 99.9%)
          Pentland Packaging Limited (Scotland).............      <1
            (The Baldwin Group Ltd. owns less than 1% or 1
          share; Baldwin Packaging Limited owns 99.9%)
          Jiffy Packaging Company Limited (United
        Kingdom)............................................      <1
            (The Baldwin Group Ltd. owns less than 1% or 1
          share; J&W Baldwin (Holdings) Limited owns 99.9%)
          Pactiv Jiffy Ltd. (United Kingdom)................      <1
            (The Baldwin Group, Ltd. owns less than 1% or 1
          share; J&W Baldwin (Holdings) Ltd. owns 99.9%)
       Omni-Pac Limited (United Kingdom)....................     100

                               PACTIV CORPORATION
                          SUBSIDIARIES AND AFFILIATES
                            AS OF FEBRUARY 25, 2004

Subsidiaries of Pactiv Corporation (Delaware)
  Subsidiaries of The Baldwin Group, Ltd. (United Kingdom)
     Subsidiaries of J&W Baldwin (Holdings) Ltd. (United
      Kingdom
       Pactiv (U.K.) Limited (Scotland).....................      100%
          Alpha Products (Bristol) Limited (United
          Kingdom)..........................................      100
          Brucefield Plastics Limited (Scotland)............      100
          Pactiv (Caerphilly) Limited (United Kingdom)......      100
          Pactiv (Films) Limited (United Kingdom)...........      100
          Pactiv (Livingston) Limited (United Kingdom)......      100
          Pactiv (Stanley) Limited (United Kingdom).........      100
          Polbeth Packaging (Corby) Limited (Scotland)......      100
       Pactiv Limited (United Kingdom)......................      100
     The Corinth and Counce Railroad Company
      (Mississippi).........................................      100
       Valdosta Southern Railroad Company (Florida).........      100
     798795 Ontario Limited (Ontario).......................      100
       Astro-Valcour, Ltd. (Ontario)........................      100
       Pactiv Canada Inc. (Ontario).........................      100
     Wellenfoam N.V. (Belgium)..............................     99.9
       (Pactiv Corporation owns 99.9%; Pactiv International
      Holdings Inc. owns less than 1% or 1 share)
     Zhejing Zhongbao Packaging (Peoples Republic of
      China)................................................     62.5
       (Pactiv Corporation owns 62.5%; non-affiliates own
        37.5%)